UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 25, 2011
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                             SJW Corp.
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     (Exact name of registrant as specified in its charter)

        California                1-8966            77-0066628
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(State or other jurisdiction    (Commission       (IRS Employer
    of incorporation)           File Number)    Identification No.)

  110 W. Taylor Street, San Jose, California           95110
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   (Address of principal executive offices)          (Zip Code)

                           (408) 279-7800
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         Registrant's telephone number, including area code

                            Not Applicable
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    (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2011, the Executive Compensation Committee of the Board of Directors of SJW Corp. (the "Corporation") approved special cash bonus awards for a group of executive officers and other key employees of the Corporation who worked on special projects and assignments for the Corporation during the 2010 calendar year. The following executive officers, several of whom were named executive officers in the Corporation's most recent proxy statement filed on Schedule 14A with the Securities and Exchange Commission on March 12, 2010, were awarded such special cash bonuses in the dollar amounts indicated below:

    NAME                       TITLE                  DOLLAR AMOUNT ($)
    ----                       -----                  ----------------
W. Richard Roth       Chief Executive Officer and        $30,000
                      President

Angela Yip            Executive Vice President of        $20,000
                      Finance

R. Scott Yoo          Chief Operating Officer of         $20,000
                      San Jose Water Company

James P. Lynch        Chief Financial Officer and        $20,000
                      Treasurer

The amount of each such bonus was determined in the sole discretion of the Executive Compensation Committee and is in addition to any other cash bonus to which such individuals are entitled for the 2010 calendar year under the Corporation's normal bonus plans and programs for such year based on the Corporation's performance and their individual performance for that year.

                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            SJW Corp.
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January 28, 2011            /s/ James P. Lynch
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                            James P. Lynch, Chief Financial
                            Officer and Treasurer